As filed with the Securities and Exchange Commission on February 5, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22492

MainGate Trust
(Exact name of registrant as specified in charter)

6075 Poplar Avenue, Suite 720, Memphis, TN 38119
(Address of principal executive offices) (Zip code)

Geoffrey Mavar
6075 Poplar Avenue, Suite 720, Memphis, TN 38119
(Name and address of agent for service)

(901) 537-1866
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2019

Item 1. Reports to Stockholders.

MAINGATE
MLP FUND

Access to MLPs with the convenience of a Mutual Fund

Annual Report

2019

*Please see first page of the report for important information regarding future delivery of shareholder reports.

FRONT COVER | NOT PART OF REPORT

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a web site, and you will be notified by mail each time a report is posted and provided with a web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling 1-855-657-3863 or by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 1-855-657-3863 to let the Fund know of your request.

MainGate MLP Fund

Class A (AMLPX)

Class C (MLCPX)

Class I (IMLPX)

6075 Poplar Avenue, Suite 720 | Memphis, TN 38119 | 855.MLP.FUND (855.657.3863) | www.maingatefunds.com

Annual Report

November 30, 2019

ANNUAL REPORT 2019   •   3

MainGate mlp fund

Dear Shareholder,

The MainGate MLP Fund (“Fund”) had the following average annual total returns for its fiscal year ended November 30, 2019 compared to the S&P 500 Index.

	Inception Date	1 Year	3 Year	5 Year	Since Inception
MainGate MLP Fund – Class A without load	2/17/11	-13.71%	-10.32%	-9.60%	-0.20%
MainGate MLP Fund – Class A with 5.75% maximum front-end load	2/17/11	-18.70%	-12.06%	-10.67%	-0.87%
MainGate MLP Fund – Class I	2/17/11	-13.48%	-10.09%	-9.37%	0.06%
S&P 500 Index	2/17/11	16.11%	14.88%	10.98%	12.51%
Alerian MLP Total Return Index	2/17/11	-11.00%	-5.68%	-9.56%	-0.34%
MainGate MLP Fund – Class C without load	3/31/14	-14.42%	-11.02%	-10.28%	-8.02%
MainGate MLP Fund – Class C with 1.00% Contingent Deferred Sales Charge	3/31/14	-15.20%	-11.02%	-10.28%	-8.02%
S&P 500 Index	3/31/14	16.11%	14.88%	10.98%	11.83%
Alerian MLP Total Return Index	3/31/14	-11.00%	-5.68%	-9.56%	-7.08%

Expense Ratios (Gross/Net): A Shares = 1.66%/1.66% | C Shares = 2.41%/2.41% | I Shares = 1.41%/1.41%. Net expense ratios represent the percentages paid by investors and reflect a 0.00% deferred income tax expense which represents the performance impact of accrued deferred tax liabilities across the Fund, not individual share classes, for the fiscal year ended November 30, 2019 (the Fund did not have a current tax expense or benefit due to a valuation allowance). The Fund’s adviser has contractually agreed to cap the Fund’s total annual operating expenses (excluding brokerage fees and commissions; Class A 12b-1 fees; borrowing costs; taxes, such as Deferred Income Tax Expense; and extraordinary expenses) at 1.50% through March 31, 2021. The performance data shown For Class C with load reflects the Class C maximum deferred sales charge of 1.00%. Deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) depends upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on its portfolio, which may vary greatly on a daily, monthly and annual basis depending on the nature of the Fund’s investments and their performance. An estimate of deferred income tax expenses/(benefit) cannot be reliably predicted from year to year.

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the information quoted. To obtain performance information current to the most recent month-end please call 855.MLP.FUND (855.657.3863). Performance data shown for Class A shares with load reflects the maximum sales charge of 5.75%. Performance data shown for Class C shares with load reflects the maximum deferred sales charge of 1.00%. Performance data shown for Class I shares does not reflect the deduction of a sales load or fee. Performance data shown “Without Load” does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

During the fiscal year ended November 30, 2019, the Fund returns were lower than the broader market (as measured by the S&P 500 Index).

ANNUAL REPORT 2019   •   5

Perceptions toward Midstream Energy companies continue to be shockingly misplaced, in our opinion. Despite excellent fundamentals, extremely attractive valuation1, the structural transformation to Midstream 2.0 and the current generation of significant free cash flow2 the group remains largely ignored, even as we can identify no other group of companies with these strong attributes.

Strengthening and strong Fundamentals, evolving to a more investor-friendly Midstream 2.0 structure, and extremely attractive valuations have been the focus of our quarterly MLP Update newsletters over the past two or so years. As a reminder, Midstream 2.0 encompasses some or all of the following attributes: the elimination of general partner (GP) incentive distribution rights (IDRs)3; higher coverage ratios which lead to more strongly supported dividends and distributions and excess cash flow4 to finance at least the equity component of growth capital budgets; and lower leverage. These very attractive attributes have been largely ignored by investors, who have chosen to take a “wait and see” approach, which has been compounded as the market storyline has been that fossil fuels are already in their twilight, with renewables such as wind and solar soon to dominate the landscape. In last quarter’s newsletter, we addressed this view, pointing out that wind and solar were indeed likely to gain market share, but likely at a slower rate in both the United States and globally and mostly at the expense of coal and nuclear. Importantly, oil, natural gas (because of liquified natural gas), ethane, propane and butane (the major natural gas liquids (NGLs)) are all now international commodities, traded and priced accordingly, and all benefit from the outlook for Global growth.

It is natural to reach conclusions from the observations immediately around one’s self, i.e. from what we see and hear in America. The drumbeat of climate change and renewable energy taking over culture and our markets has indeed been loud in the U.S. and Europe. Energy sourcing in future years, and likely decades, will likely be different than what is currently assumed by most investors — that’s the nature of forecasts. It seems inevitable that wind, solar and other alternatives will experience growth and gain market share, particularly in the U.S. and Western Europe, given the current focus on clean energy and the starting levels for those fuel generation sources. However, while alternative energy will be mostly supplanting coal and nuclear, which combined generated 21% of the U.S.’s total energy consumption in 20185, natural gas still remains a domestic growth story. The Energy Information Administration (EIA)6 estimates natural gas consumption in the U.S. is forecasted to grow 4% per year through 20507. Some of the drivers could come from continued Gross Domestic Product (GDP)8 growth, conversions from coal, and, interestingly, from providing ‘peak’ energy for when the wind doesn’t blow or the sun doesn’t shine. RBN Energy9 estimates this phenomenon created 2.3 Bcf/d10 demand in 2019 alone11.

(1) Valuation: The process of determining the current worth of an asset or a company. (2) Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures. (3) Incentive Distribution Rights (IDRs): An incentive plan designed to give general partners in a limited partnership increasing shares of the distributable cash-flow generated by the partnership, as per-unit distribution increases to the limited partners. (4) Cash Flow: A measurement of the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. (5) EIA Today, “In 2018, the United States Consumed More Energy than Ever Before”, 4/16/2019. (6) Energy Information Administration (EIA): The EIA collects, analyzes, and disseminates independent and impartial energy information to promote sound policymaking, efficient markets, and public understanding of energy and its interaction with the economy and the environment. (7) See Footnote 5. (8) Gross Domestic Product (GDP): The monetary value of all goods and services produced within a country’s borders in a specific time period (typically one year). (9) RBN Energy is a fundamentals analytics company known for its energy markets consultancy. (10) Bcf/d: Abbreviation for billion cubic feet per day, a unit of measurement for large production rates of natural gas. (11) RBN Energy, “The Top 10 RBN Prognostications for 2020”, 1/1/2020.

6   |   MainGate mlp fund

We are quite willing to concede that total energy consumption in the U.S. and Western Europe may indeed flatten out or even decline a bit in future years. The major point we believe is missed by so many observers and investors is that international markets are and will be demanding substantial incremental quantities of energy. Asia has more than half of the world’s population and the populace is anxious for the lifestyle we enjoy. An increasing portion of this population can afford it. For whatever reasons, most of Asia does not possess significant local supplies of fossil fuels, or they lack the development ability and infrastructure network to affordably deliver to their local markets. Asian countries need to import significant and growing supplies of oil, natural gas and natural gas liquids (NGLs). This is why when looking beyond the U.S. and Western Europe, and considering international growth and demand changes for energy, the EIA concludes that fossil fuel growth will likely continue through their 2050 forecast12. This is in conjunction with the likely growth of alternatives throughout the world, too. The U.S. is uniquely positioned to supply much of this requirement.

Global Energy Demand Forecast

World Consumption, by Fuel

The United States is the world’s largest producer of oil at 12.5 mm bbl/d (about 12.5% of world production), and is one the world’s largest producers of natural gas and NGLs. Given the limited excess producing capacity in the world for oil and NGLs, it appears the U.S. is extremely well-positioned to continue to grow production of these fuels and gain global market share. Additionally, although natural gas can potentially be more readily available from a number of countries, because of our security of supply and the increasing head start we have in the construction of liquefied natural gas (LNG) exportation facilities, the U.S. appears likely to gain global LNG market share. Our strong belief is, contrary to current general belief, our domestic energy industry can flourish and benefit from worldwide demand growth and the relatively low- cost structure technology has created for the industry.

(12) EIA, “Annual Energy Outlook”, 1/24/2019.

ANNUAL REPORT 2019   •   7

Export facilities for LNG and NGLs are in place and capacity is increasing; oil export facilities are well along in the planning stage. These assets will facilitate the continued export of major quantities of all fuels from the U.S. Our own analysis and our discussions with companies regarding their forecasts lead us to believe that the world can absorb nearly all of what the U.S. produces because as history has shown for energy products: markets will clear. Continued geopolitical uncertainty should remain a driver for Global consumers to diversify their geographic sourcing of fuel types, which should benefit the U.S. Additionally, China and other countries continue to burn massive quantities of coal, and we think it is inevitable that natural gas will be in demand when these countries feel greater, domestic environmental pressure to reduce coal consumption.

The disconnect between our view of the facts outlined above and investor perception is wide. At some point, sooner or not too much later, investors will likely better appreciate the macro picture we’ve shared. We find it ironic that as much as U.S. investors have a hard time viewing the Global demand growth case, they can’t see the important steps being taken by domestic Midstream infrastructure companies to position themselves for these opportunities.

Themes and outlook for 2020. Cash is king and Midstream Energy companies have become long in cash, with some very intriguing possibilities.

Investors have under-appreciated the sound fundamentals demonstrated by most Midstream companies. The burden in the past to issue equity to help finance growth collided with a sudden unwillingness of investors to inject new cash into the industry, as the broad energy sector dramatically fell out of favor. As we have documented over the past several years, the sector has generally adapted to this challenge, even as investors appear to have barely recognized this transformation. Upholding one of the key tenets of Midstream 2.0, we estimate 87% of the Alerian MLP Index (AMZ)13 by weight, has eliminated the IDRs of general partners and become largely or completely self-sufficient for equity capital14. The period of rapid growth and major capital investment has moderated while free cash flow generation has risen dramatically due to the completion of many multi-year projects. The AMZ’s 2020 coverage ratio is estimated at 1.41x (distributable cash flow15 per unit divided by distribution), providing strong support for the attractive dividend yields and adequate funds for capital requirements.

We expect this positive trend in cash generation to continue, and for some intriguing new possibilities for the excess cash flow16 to emerge in 2020 and beyond. We believe much of the Alerian MLP Total Return Index’s (AMZX) 8.5% performance in December was driven by a consistent chorus from companies at an industry conference where they indicated customers’ cash flow profiles remain strong, growth capital budgets were decreasing to levels lower than current expectations in 2020 and future years, that this would free up additional free cash flow, and excess cash flow beyond balance sheet funding needs could be used for stock repurchases and/or special dividends. Judging the success of other companies in many other industries over the past decade, we expect more Midstream companies to follow the trend by initiating stock repurchase programs as a complementary return of investor capital. We believe companies will continue to think more creatively about cash deployment in future periods as major capital projects wind down, optimization of existing systems increases, and somewhat fewer major investments will be required in the future. Finally, 2019 was a strong year for public companies selling assets to private investors. We estimate $23 billion of transactions occurred at an average 12x EV/EBITDA17 multiple versus the 6.8x estimated by Wells Fargo Securities as of 12/31/19. Companies have indicated in public commentary that they’ll continue to exploit this valuation disconnect where appropriate with the proceeds being used for continued debt and equity holder enhancements.

       This significant, and as yet unrecognized, sea change in corporate cash allocation could be a trigger for investors to more favorably value Midstream companies, and potentially benefit from what we believe to be their extremely attractive and well-supported yields. With a lack of new fund flows being at the top of list of causes for underperformance the past couple years, whether those flows come from corporate balance sheets, new investor dollars or some symbiotic combination of the two, the opportunity is present for that trend to turn positive.

(13) Alerian MLP Index: A capitalization-weighted index of the most prominent energy Master Limited Partnerships. Visit http://www.alerian.com/indices/ amz-index for more information, including performance. You cannot invest directly in an index. (14) Equity Capital: Invested money that represents the owners’ risk through the purchase of a company’s common stock and is not repaid to investors in the normal course of business. (15) Distributable Cash Flow: Measured as earnings before interest, taxes, depreciation and amortization (EBITDA) available to pay unitholders after reserving for maintenance capital expenditures and payment of interest expense. (16) Cash Flow: A measurement of the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

8   |   MainGate mlp fund

Alerian Weighted Price to Distributable Cash Flow (P/DCF)

We thank you for your continued confidence. We believe the underlying financial strength of MLPs is solid and that long-term growth prospects remain excellent and are not reflected in the current valuation.

Sincerely,

Geoffrey P. Mavar, Chairman	Matthew G. Mead, CEO

(17) Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA): Essentially net income with interest, taxes, depreciation, and amortization added back to it; can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

ANNUAL REPORT 2019   •   9

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Past performance is not a guarantee of future results.

Opinions expressed are those of Chickasaw Capital Management, LLC and are subject to change, are not guaranteed, and should not be considered investment advice.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security price volatility than a diversified fund. The Fund invests in Master Limited Partnerships (MLPs) which concentrate investments in the energy sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks, such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.

Midstream MLPs: Those MLPs involved primarily in the gathering, storage and transportation of oils and gases.

Equity Capital: Invested money that represents the owners’ risk through the purchase of a company’s common stock and is not repaid to investors in the normal course of business.

Growth Capital: Invested money that companies use to expand or restructure operations, enter new markets or finance a significant acquisition without a change of control of the business.

Yield: Refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.

Cash Flow: A measurement of the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Price to Distributable Cash Flow (P/DCF): Market cap of the MLP divided by a full year of distributable cash flow, which is measured as earnings before interest, taxes, depreciation and amortization (EBITDA) available to pay unitholders after reserving for maintenance capital expenditures and payment of interest expense.

Distributable Cash Flow: Calculated as net income plus depreciation and other non-cash items, less maintenance capital expenditure requirements. Enterprise Value to EBITDA (EV/EBITDA): A measurement of value, calculated as a company’s market value, divided by its Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA).

S&P 500 Index: A broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Alerian MLP Index: The Alerian MLP Index is a composite of the most prominent energy Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis (NYSE: AMZ), and the corresponding total-return index is disseminated daily (NYSE: AMZX). Relevant data points such as dividend yield are also published daily. For index values, constituents, and announcements regarding constituent changes, please visit www.alerian.com.

“Alerian MLP Index”, “Alerian MLP Total Return Index”, “AMZ” and “AMZX” are service marks of GKD Index Partners, LLC d/b/a Alerian (“Alerian”) and their use is granted under a license from Alerian. Alerian does not guarantee the accuracy and/or completeness of the Alerian MLP Index or any data included therein and Alerian shall have no liability for any errors, omissions, interruptions or defects therein. Alerian makes no warranty, express or implied, representations or promises, as to results to be obtained by Licensee, or any other person or entity from the use of the Alerian MLP Index or any data included therein. Alerian makes no express or implied warranties, representations or promises, regarding the originality, merchantability, suitability, non-infringement, or fitness for a particular purpose or use with respect to the Alerian MLP Index or any data included therein. Without limiting any of the foregoing, in no event shall Alerian have any liability for any indirect, special, incidental, or consequential damages (including lost profits), arising out of the Alerian MLP Index or any data included therein, even if notified of the possibility of such damages.

The Energy MLP Classification Standard (“EMCS”) was developed by and is the exclusive property (and a service mark) of GKD Index Partners, LLC d/b/a Alerian (“Alerian”) and its use is granted under a license from Alerian. Alerian make no warranties, express or implied, or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and hereby expressly disclaims all warranties of originality, accuracy, completeness, merchantability, suitability, non-infringement, or fitness for a particular purpose with respect to any such standard or classification. No warranty is given that the standard or classification will conform to any description thereof or be free of omissions, errors, interruptions, or defects. Without limiting any of the foregoing, in no event shall Alerian have any liability for any indirect, special, incidental, or consequential damages (including lost profits), arising out of any such standard or classification, even if notified of the possibility of such damages.

You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments for a complete listing of Fund holdings.

The Fund does not receive the same tax benefits of a direct investment in an MLP.

The Fund is subject to U.S. federal income tax on its taxable income at rates applicable to corporations (currently at a rate of 21%) as well as state and local income taxes.

The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily NAV and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

The potential tax benefits from investing in MLPs depend on MLPs being treated as partnerships for federal income tax purposes.

If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The MainGate MLP Fund is distributed by Quasar Distributors, LLC.

10    |    MainGate mlp fund

Hypothetical Growth of a $10,000 Investment | unaudited

This chart illustrates the performance of a hypothetical $10,000 investment made in each share class as of its inception date (2/17/11 for Class A and Class I and 3/31/14 for Class C). Assumes reinvestment of dividends and capital gains. This chart does not imply any future performance.

Average Annual Returns  |  November 30, 2019

	1 Year	5 Year	Since Inception	Inception Date
Class A (without sales load)	-13.71%	-9.60%	-0.20%	2/17/11
Class A (with sales load)	-18.70%	-10.67%	-0.87%	2/17/11
Class C	-14.42%	-10.28%	-8.02%	3/31/14
Class C (with CDSC)	-15.20%	-10.28%	-8.02%	3/31/14
Class I	-13.48%	-9.37%	0.06%	2/17/11
S&P 500 Index	16.11%	10.98%	12.51%	2/17/11
S&P 500 Index	16.11%	10.98%	11.83%	3/31/14
Alerian MLP Total Return Index	-11.00%	-9.56%	-0.34%	2/17/11
Alerian MLP Total Return Index	-11.00%	-9.56%	-7.08%	3/31/14

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.MLP.FUND (855.657.3863) or by visiting www.maingatefunds.com.

Class A (with sales load) performance reflects the maximum sales charge of 5.75%. Class C (with CDSC) performance reflects the 1.00% contingent deferred sales charge. Class I is not subject to a sales charge or CDSC.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

ANNUAL REPORT 2019   •   11

Expense Example  |  unaudited

As a shareholder of the Fund, you incur two types of costs:  (1)     transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from June 1, 2019 to November 30, 2019.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)	Net Annualized
	(06/01/19)	(11/30/19)	(06/01/19 – 11/30/19)	Expense Ratio(2)
Class A Actual	$1,000.00	$843.78	$7.86	1.70%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,016.55	$8.59	1.70%
Class C Actual	$1,000.00	$836.32	$11.28	2.45%
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,012.78	$12.36	2.45%
Class I Actual	$1,000.00	$846.43	$6.71	1.45%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.33	1.45%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days (the number of days in the most recent period)/365 days (to reflect the period), for Class A, Class C and Class I.

(2)	Annualized expense ratio excludes current and deferred income and franchise tax expense.

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Allocation of Portfolio Assets

November 30, 2019

(expressed as a percentage of total investments)

Natural Gas/Natural Gas Liquid Pipelines and Storage*	41.7%
Crude/Refined Products Pipelines and Storage*	40.8%
Natural Gas Gathering/Processing*	17.5%

*Master Limited Partnerships and Related Companies

Schedule of Investments  |  November 30, 2019

Master Limited Partnerships and Related Companies - 98.7%(1)	Shares	Fair Value
Crude/Refined Products Pipelines and Storage - 40.3%(1)
Canada - 0.5%(1)
Enbridge, Inc.	130,000	$4,940,000
United States - 39.8%(1)
BP Midstream Partners, L.P.	1,300,000	18,980,000
Genesis Energy, L.P. - Class A	3,300,000	62,733,000
Magellan Midstream Partners, L.P.	1,100,000	64,317,000
MPLX, L.P.	3,100,000	73,315,000
Phillips 66 Partners, L.P.	675,000	37,617,750
Plains All American Pipeline, L.P.	3,800,000	66,120,000
Plains GP Holdings, L.P. - Class A	3,800,000	66,386,000
Shell Midstream Partners, L.P.	1,700,000	33,422,000
		422,890,750
Total Crude/Refined Products Pipelines and Storage		427,830,750

Natural Gas/Natural Gas Liquid Pipelines and Storage - 41.1%(1)
Canada - 0.6%(1)
TC Energy Corporation	119,000	6,060,670
United States - 40.5%(1)
Cheniere Energy, Inc.(2)	89,000	5,388,060
Energy Transfer, L.P.	11,200,000	132,272,000
Enterprise Products Partners, L.P.	4,900,000	128,968,000
Equitrans Midstream Corporation	400,000	3,988,000
Kinder Morgan, Inc.	2,650,000	51,966,500
ONEOK, Inc.	400,000	28,420,000
Williams Companies, Inc.	3,500,000	79,520,000
		430,522,560
Total Natural Gas/Natural Gas Liquid Pipelines and Storage		436,583,230

Natural Gas Gathering/Processing - 17.3%(1)
United States - 17.3%(1)
Antero Midstream Corporation	5,250,000	24,045,000
Enlink Midstream, LLC	9,300,000	44,175,000
Targa Resources Corporation	2,200,000	80,366,000
Western Midstream Partners, L.P.	1,970,000	34,928,100
Total Natural Gas Gathering/Processing		183,514,100

Total Master Limited Partnerships and Related Companies (Cost $1,070,953,602)		$1,047,928,080
Total Investments - 98.7% (Cost $1,070,953,602)(1)		$1,047,928,080
Other Assets in Excess of Liabilities - 1.3%(1)		14,023,139
Net Assets Applicable to Common Stockholders - 100.0%(1)		$1,061,951,219

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	Non-Income Producing Security

ANNUAL REPORT 2019   •   13

Statement of Assets and Liabilities

November 30, 2019

Assets
Investments at fair value (cost $1,070,953,602)	$1,047,928,080
Receivable for investments sold	9,488,397
Receivable for Fund shares sold	6,337,644
Cash(1)	818,459
Dividends receivable	61,394
Prepaid expenses	48,041
Total assets	1,064,682,015
Liabilities
Payable to Adviser	1,149,665
Payable for Fund shares redeemed	941,515
Payable for 12b-1 distribution fee	87,846
Payable to Trustees	23,997
Payable to Custodian	10,040
Accrued expenses and other liabilities	517,733
Total liabilities	2,730,796

Net assets	$1,061,951,219

Net Assets Consist of
Additional paid-in capital	$1,590,196,464
Total distributable earnings, net of deferred taxes	(528,245,245)
Net assets	$1,061,951,219

(1)	The Fund maintains cash in bank accounts which, at times, may exceed United States Federally insured limits.

Unlimited shares authorized, no par value	Class A	Class C	Class I
Net assets	$60,839,754	$33,310,916	$967,800,549
Shares issued and outstanding	10,770,326	6,132,561	166,040,308
Net asset value, redemption price and minimum offering price per share	$5.65	$5.43	$5.83
Maximum offering price per share ($5.65/0.9425)	$5.99	NA	NA

Statement of Operations

November 30, 2019

Investment Income
Distributions received from master limited partnerships	$67,134,056
Less: return of capital on distributions from master limited partnerships	(67,134,056)
Dividends from common stock(2)	12,392,748
Total Investment Income	12,392,748

(2)	The return of capital amount from C-Corporations was $22,883,217. (See Note 2)

Expenses
Advisory fees	15,764,788
Administrator fees	820,498
Transfer agent expense	683,078
Reports to shareholders	340,620
Insurance expense	118,051
Professional fees	117,366
Custodian fees and expenses	101,274
Registration fees	99,020
Trustees’ fees	95,999
Franchise tax expense	85,100
Compliance fees	63,999
Fund accounting fees	1,680
12b-1 distribution fee - Class A	194,609
12b-1 distribution fee - Class C	444,095
Other expenses	2,714
Total Expenses	18,932,891
Net Investment Loss, before taxes	(6,540,143)
Current and deferred tax benefit/(expense)(3)	—
Net Investment Loss, net of taxes	(6,540,143)
Realized and Unrealized Loss on Investments
Net realized loss on investments, before taxes	(110,373,514)
Current and deferred tax benefit/(expense)(3)	—
Net realized loss on investments, net of taxes	(110,373,514)
Net change in unrealized depreciation on investments, before taxes	(72,804,928)
Deferred tax benefit/(expense)(3)	—
Net change in unrealized depreciation on investments, net of taxes	(72,804,928)
Net Realized and Unrealized Loss on Investments	(183,178,442)
Decrease in Net Assets Applicable to Shareholders Resulting from Operations	$(189,718,585)

(3)	Any tax benefit/(expense) was fully offset by a valuation allowance recorded as of November 30, 2019.

14  |   MainGate mlp fund

Statements of Changes in Net Assets

Operations	Year Ended November 30, 2019	Year Ended November 30, 2018
Net investment loss, net of deferred tax benefit	$(6,540,143)	$(14,093,461)
Net realized loss on investments, net of deferred tax benefit	(110,373,514)	(46,568,190)
Net change in unrealized depreciation on investments, net of deferred tax benefit/(expense)	(72,804,928)	(35,101,521)
Decrease in net assets applicable to shareholders resulting from operations	(189,718,585)	(95,763,172)
Dividends and Distributions to Class A Shareholders
Return of capital	(7,052,830)	(9,198,138)
Dividends and Distributions to Class C Shareholders
Return of capital	(4,163,701)	(4,814,387)
Dividends and Distributions to Class I Shareholders
Return of capital	(100,776,703)	(110,067,930)
Total dividends and distributions to Fund shareholders	(111,993,234)	(124,080,455)
Capital Share Transactions (Note 8)
Proceeds from shareholder subscriptions	763,571,284(1)	777,562,892(2)
Dividend reinvestments	91,370,082	101,681,119
Payments for redemptions	(856,884,667)(1)	(901,052,088)(2)
Decrease in net assets from capital share transactions	(1,943,301)	(21,808,077)
Total decrease in net assets	(303,655,120)	(241,651,704)
Net Assets
Beginning of year	1,365,606,339	1,607,258,043
End of year	$1,061,951,219	$1,365,606,339

(1)	Includes $2,348,909 of exchanges from Class A to I.

(2)	Includes $2,020,103 of exchanges from Class A to I.

ANNUAL REPORT 2019   •   15

Financial Highlights: Class A Shares

Per Share Data(1)	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Net Asset Value, beginning of year	$7.17	$8.25	$9.89	$9.38	$13.39
Income from Investment Operations
Net investment loss(2)	(0.05)	(0.09)	(0.11)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.84)	(0.36)	(0.90)	1.20	(3.35)
Total increase (decrease) from investment operations	(0.89)	(0.45)	(1.01)	1.14	(3.38)
Less Distributions to Shareholders
Return of capital	(0.63)	(0.63)	(0.63)	(0.63)	(0.63)
Total distributions to shareholders	(0.63)	(0.63)	(0.63)	(0.63)	(0.63)
Net Asset Value, end of year	$5.65	$7.17	$8.25	$9.89	$9.38
Total Investment Return	(13.71)%	(6.24)%	(10.86)%	13.32%	(26.13)%
Supplemental Data and Ratios
Net assets, end of year	$60,839,754	$93,423,336	$140,857,758	$209,297,676	$186,564,276
Ratio of waiver (recoupment) to average net assets(3)	—	—	—	—	(0.03)%
Ratio of net deferred income and franchise tax (benefit) expense to average net assets(3,4)	0.01%	0.00%‡	0.01%	—	(6.75)%
Ratio of expenses (including net deferred and franchise tax (benefit) expense) to average net assets before (waiver) recoupment(3,4)	1.70%	1.66%	1.66%	1.67%	(5.08)%
Ratio of expenses (including net deferred and franchise tax (benefit) expense) to average net assets after (waiver) recoupment(3,4)	1.70%	1.66%	1.66%	1.67%	(5.05)%
Ratio of expenses (excluding net deferred and franchise tax (benefit) expense) to average net assets before (waiver) recoupment(3,4)	1.69%	1.66%	1.65%	1.67%	1.66%
Ratio of expenses (excluding net deferred and franchise tax (benefit) expense) to average net assets after (waiver) recoupment(3,4)	1.69%	1.66%	1.65%	1.67%	1.69%
Ratio of net investment loss (including net deferred tax benefit and franchise tax benefit (expense)) to average net assets before waiver (recoupment)(3,5)	(0.72)%	(1.05)%	(1.12)%	(0.68)%	(0.22)%
Ratio of net investment loss (including net deferred tax benefit and franchise tax benefit (expense)) to average net assets after waiver (recoupment)(3,5)	(0.72)%	(1.05)%	(1.12)%	(0.68)%	(0.25)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax benefit (expense)) to average net assets before waiver (recoupment)(3,5)	(0.71)%	(1.05)%	(1.11)%	(0.67)%	(0.56)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax benefit (expense)) to average net assets after waiver (recoupment)(3,5)	(0.71)%	(1.05)%	(1.11)%	(0.67)%	(0.59)%
Portfolio turnover rate(6)	66.39%	44.57%	19.35%	24.63%	57.63%

‡ Less than 0.01%.
(1) Information presented relates to a share of Class A for the entire period. (2) Calculated using average shares outstanding method. (3) For the year ended November 30, 2019, the Fund accrued $85,100 in franchise tax expense, of which $5,253 is attributable to Class A. For the year ended November 30, 2018, the Fund accrued $26,903 in franchise tax expense, of which $1,982 is attributable to Class A. For the year ended November 30, 2017, the Fund accrued $148,000 in franchise tax expense, of which $14,756 is attributable to Class A. For the year ended November 30, 2016, the Fund accrued $55,653 in franchise tax expense, of which $7,370 is attributable to Class A. For the year ended November 30, 2015, the Fund acrrued $100,618 in franchise tax expense, of which $15,296 is attributable to Class A. (4) For the year ended November 30, 2019, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2018, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2017, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2016, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2015, the Fund accrued $85,708,196 in net deferred tax benefit, of which $13,029,619 is attributable to Class A. (5) For the year ended November 30, 2019, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2018, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2017, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2016, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2015, the Fund accrued $4,392,751 in net deferred tax benefit, of which $667,799 is attributable to Class A. (6) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

16   |   MainGate mlp fund

Financial Highlights: Class C Shares

Per Share Data(1)	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Net Asset Value, beginning of year	$6.97	$8.09	$9.78	$9.35	$13.45
Income from Investment Operations
Net investment loss(2)	(0.10)	(0.14)	(0.17)	(0.13)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.81)	(0.35)	(0.89)	1.19	(3.35)
Total increase (decrease) from investment operations	(0.91)	(0.49)	(1.06)	1.06	(3.47)
Less Distributions to Shareholders
Return of capital	(0.63)	(0.63)	(0.63)	(0.63)	(0.63)
Total distributions to shareholders	(0.63)	(0.63)	(0.63)	(0.63)	(0.63)
Net Asset Value, end of year	$5.43	$6.97	$8.09	$9.78	$9.35
Total Investment Return	(14.42)%	(6.88)%	(11.51)%	12.47%	(26.70)%
Supplemental Data and Ratios
Net assets, end of year	$33,310,916	$52,049,211	$62,803,141	$66,956,773	$42,667,765
Ratio of waiver (recoupment) to average net assets(3)	—	—	—	—	(0.03)%
Ratio of net deferred income and franchise tax (benefit) expense to average net assets(3,4)	0.01%	0.00%‡	0.01%	—	(6.75)%
Ratio of expenses (including net deferred and franchise tax (benefit) expense) to average net assets before (waiver) recoupment(3,4)	2.45%	2.41%	2.41%	2.42%	(4.33)%
Ratio of expenses (including net deferred and franchise tax (benefit) expense) to average net assets after (waiver) recoupment(3,4)	2.45%	2.41%	2.41%	2.42%	(4.30)%
Ratio of expenses (excluding net deferred and franchise tax (benefit) expense) to average net assets before (waiver) recoupment(3,4)	2.44%	2.41%	2.40%	2.42%	2.41%
Ratio of expenses (excluding net deferred and franchise tax (benefit) expense) to average net assets after (waiver) recoupment(3,4)	2.44%	2.41%	2.40%	2.42%	2.44%
Ratio of net investment loss (including net deferred tax benefit and franchise tax benefit (expense)) to average net assets before waiver (recoupment)(3,5)	(1.47)%	(1.80)%	(1.87)%	(1.43)%	(0.97)%
Ratio of net investment loss (including net deferred tax benefit and franchise tax benefit (expense)) to average net assets after waiver (recoupment)(3,5)	(1.47)%	(1.80)%	(1.87)%	(1.43)%	(1.00)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax benefit (expense)) to average net assets before waiver (recoupment)(3,5)	(1.46)%	(1.80)%	(1.86)%	(1.42)%	(1.31)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax benefit (expense)) to average net assets after waiver (recoupment)(3,5)	(1.46)%	(1.80)%	(1.86)%	(1.42)%	(1.34)%
Portfolio turnover rate(6)	66.39%	44.57%	19.35%	24.63%	57.63%

‡ Less than 0.01%.
(1) Information presented relates to a share of Class A for the entire period. (2) Calculated using average shares outstanding method. (3) For the year ended November 30, 2019, the Fund accrued $85,100 in franchise tax expense, of which $2,996 is attributable to Class C. For the year ended November 30, 2018, the Fund accrued $26,903 in franchise tax expense, of which $1,007 is attributable to Class C. For the year ended November 30, 2017, the Fund accrued $148,000 in franchise tax expense, of which $5,467 is attributable to Class C. For the year ended November 30, 2016, the Fund accrued $55,653 in franchise tax expense, of which $2,149 is attributable to Class C. For the year ended November 30, 2015, the Fund accrued $100,618 in franchise tax expense, of which $2,876 is attributable to Class C. (4) For the year ended November 30, 2019, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2018, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2017, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2016, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2015, the Fund accrued $85,708,196 in net deferred tax benefit, of which $2,449,517 is attributable to Class C. (5) For the year ended November 30, 2019, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2018, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2017, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2016, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2015, the Fund accrued $4,392,751 in net deferred tax benefit, of which $125,544 is attributable to Class C. (6) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

ANNUAL REPORT 2019   •   17

Financial Highlights: Class I Shares

Per Common Share Data(1)	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Net Asset Value, beginning of year	$7.36	$8.43	$10.07	$9.52	$13.54
Income from Investment Operations
Net investment income (loss)(2)	(0.03)	(0.07)	(0.08)	(0.04)	0.00††
Net realized and unrealized gain (loss) on investments	(0.87)	(0.37)	(0.93)	1.22	(3.39)
Total increase (decrease) from investment operations	(0.90)	(0.44)	(1.01)	1.18	(3.39)
Less Distributions to Shareholders
Return of capital	(0.63)	(0.63)	(0.63)	(0.63)	(0.63)
Total distributions to shareholders	(0.63)	(0.63)	(0.63)	(0.63)	(0.63)
Net Asset Value, end of year	$5.83	$7.36	$8.43	$10.07	$9.52
Total Investment Return	(13.48)%	(5.98)%	(10.66)%	13.55%	(25.91)%
Supplemental Data and Ratios
Net assets, end of year	$967,800,549	$1,220,133,792	$1,403,597,144	$1,542,427,608	$1,025,394,539
Ratio of waiver (recoupment) to average net assets(3)	—	—	—	—	(0.03)%
Ratio of net deferred income and franchise tax (benefit) expense to average net assets(3,4)	0.01%	0.00%‡	0.01%	—	(6.75)%
Ratio of expenses (including net deferred and franchise tax (benefit) expense) to average net assets before (waiver) recoupment(3,4)	1.45%	1.41%	1.41%	1.42%	(5.33)%
Ratio of expenses (including net deferred and franchise tax (benefit) expense) to average net assets after (waiver) recoupment(3,4)	1.45%	1.41%	1.41%	1.42%	(5.30)%
Ratio of expenses (excluding net deferred and franchise tax (benefit) expense) to average net assets before (waiver) recoupment(3,4)	1.44%	1.41%	1.40%	1.42%	1.41%
Ratio of expenses (excluding net deferred and franchise tax (benefit) expense) to average net assets after (waiver) recoupment(3,4)	1.44%	1.41%	1.40%	1.42%	1.44%
Ratio of net investment income (loss) (including net deferred tax benefit and franchise tax benefit (expense)) to average net assets before waiver (recoupment)(3,5)	(0.47)%	(0.80)%	(0.87)%	(0.43)%	0.03%
Ratio of net investment income (loss) (including net deferred tax benefit and franchise tax benefit (expense)) to average net assets after waiver (recoupment)(3,5)	(0.47)%	(0.80)%	(0.87)%	(0.43)%	0.00%‡
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax benefit (expense)) to average net assets before waiver (recoupment)(3,5)	(0.46)%	(0.80)%	(0.86)%	(0.42)%	(0.31)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax benefit (expense)) to average net assets after waiver (recoupment)(3,5)	(0.46)%	(0.80)%	(0.86)%	(0.42)%	(0.34)%
Portfolio turnover rate(6)	66.39%	44.57%	19.35%	24.63%	57.63%

†† Less than one cent per share.
‡ Less than 0.01%.
(1) Information presented relates to a share of Class I for the entire period. (2) Calculated using average shares outstanding method. (3) For the year ended November 30, 2019, the Fund accrued $85,100 in franchise tax expense, of which $76,851 is attributable to Class I. For the year ended November 30, 2018, the Fund accrued $26,903 in franchise tax expense, of which $23,914 is attributable to Class I. For the year ended November 30, 2017, the Fund accrued $148,000 in franchise tax expense, of which $127,777 is attributable to Class I. For the year ended November 30, 2016, the Fund accrued $55,653 in franchise tax expense, of which $46,134 is attributable to Class I. For the year ended November 30, 2015, the Fund accrued $100,618 in franchise tax expense, of which $82,446 is attributable to Class I. (4) For the year ended November 30, 2019, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2018, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2017, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2016, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2015, the Fund accrued $85,708,196 in net deferred tax benefit, of which $70,229,060 is attributable to Class I. (5) For the year ended November 30, 2019, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2018, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2017, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2016, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2015, the Fund accrued $4,392,751 in net deferred tax benefit, of which $3,599,408 is attributable to Class I. (6) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

18   |   MainGate mlp fund

Notes to Financial Statements

November 30, 2019

1.  Organization

MainGate MLP Fund (the “Fund”), a series of MainGate Trust (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end, non-diversified investment company. The Trust was established under the laws of Delaware by an Agreement and Declaration of Trust dated November 3, 2010. The Fund’s investment objective is total return. Class A and Class I commenced operations on February 17, 2011. Class C commenced operations on March 31, 2014.

The Fund offers three classes of shares, Class A, Class C and Class I. Depending on the size of the initial purchase, Class A shares are subject to a maximum 5.75% front-end sales charge or a 1.00% contingent deferred sales charge if shares are redeemed within 18 months. Class C shares have no front-end sales charge, but are subject to a 1.00% contingent deferred sales charge within 12 months of redemption. Class I shares have no sales charge. Class A shareholders pay Rule 12b-1 fees at the annual rate of 0.25% of average daily net assets. Class C shareholders pay Rule 12b-1 fees at the annual rate of 1.00% of average daily net assets. For the year ended November 30, 2019, contingent deferred sales charges of $— and $4,310 were incurred by Class A and Class C shareholders, respectively.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Board Certification Topic 946 Financial Services – Investment Companies.

2.  Significant Accounting Policies

A.  Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the recognition of distribution income and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B.  Investment Valuation. The Fund uses the following valuation methods to determine fair value as either current market value for investments for which market quotations are available, or if not available, a fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

•
Equity Securities: Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, will be valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if a security’s principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price.

•
Fixed Income Securities: Debt and fixed income securities will be priced by independent, third-party pricing agents approved by the Board of Trustees. These third-party pricing agents will employ methodologies that they believe are appropriate, including actual market transactions, broker-dealer supplied valuations, matrix pricing, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less will be valued at their amortized cost, which approximates fair market value.

•
Foreign Securities: Foreign securities are often principally traded on markets that close at different hours than U.S. markets. Such securities will be valued at their most recent closing prices on the relevant principal exchange even if the close of that exchange is earlier than the time of the Fund’s net asset value (“NAV”) calculation. However, securities traded in foreign markets which remain open as of the time of the NAV calculation will be valued at the most recent sales price as of the time of the NAV calculation. In addition, prices for certain foreign securities may be obtained from the Fund’s approved pricing sources. The Adviser also monitors for the occurrence of significant events that may cast doubts on the reliability of previously obtained market prices for foreign securities held by the Fund. The prices for foreign securities will be reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates will be provided daily by recognized independent pricing agents. The exchange rates used for the conversion will be captured as of the London close each day.

C. Security Transactions, Investment Income and Expenses. Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex- dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLP. Dividends received from the Fund’s investments in MLP general partner interests generally are comprised of ordinary income and return of capital. The Fund records investment income on the ex-date of the distributions.

ANNUAL REPORT 2019   •   19

For financial statement purposes, the Fund uses return of capital and income estimates to allocate the distribution income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the year ended November 30, 2019, the Fund has estimated approximately 100% of the distributions from MLPs taxed as partnerships to be return of capital. Distributions from common stock may also include income and return of capital. The Fund records the character of distributions received during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the MLPs and common stock after their tax reporting periods conclude.

Expenses are recorded on the accrual basis.

D.  Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex- dividend date. The character of dividends and distributions to shareholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2019, the Fund’s dividends and distributions were expected to be comprised of 100% return of capital. The tax character of distributions paid for the year ended November 30, 2019, will be determined in early 2020.

E.  Federal Income Taxation. The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the federal income tax rate for a corporation is 21%.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes as an income tax expense on the Statement of Operations. For the year ended November 30, 2019, the Fund did not have interest or penalties associated with underpayment of income taxes.

F.  Cash Distribution Information. The Fund intends to make quarterly distributions from investments, which include the amount received as cash distributions from MLPs and common stock dividends. These activities will be reported in the Statements of Changes in Net Assets.

G.  Indemnifications. Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1: quoted prices in active markets for identical securities

•	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels that follow.

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		Fair Value Measurements at Reporting Date Using:
Description	Fair Value at November 30, 2019	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities
Master Limited Partnerships and Related Companies(1)	$1,047,928,080	$1,047,928,080	$ —	$ —
Total	$1,047,928,080	$1,047,928,080	$ —	$ —

(1)	All other industry classifications are identified in the Schedule of Investments.

4.	Concentrations of Risk

The Fund’s investment objective is to seek to generate total return. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP interests as determined in the prospectus.

5.	Agreements and Related Party Transactions

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with Chickasaw Capital Management, LLC (the “Adviser”). Under the terms of the Agreement, the Fund pays the Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average daily net assets of the Fund.

The Adviser has agreed to waive its advisory fee and/or reimburse certain operating expenses of the Fund, until at least March 31, 2021, but only to the extent necessary so that the Fund’s total annual expenses, excluding brokerage fees and commissions; borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short); taxes, including deferred income tax expense/(benefit) and franchise taxes; any indirect expenses, such as acquired fund fees and expenses; Class A 12b-1 fees, Class C 12b-1 fees, and extraordinary expenses, do not exceed 1.50% of the average daily net assets of each class of the Fund. Any payment by the Adviser of the Fund’s operating, organizational and offering expenses are subject to repayment by the Fund in the three fiscal years following the fiscal year in which the payment was made; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

Waived fees and reimbursed Fund expenses, including prior year expenses, are subject to potential recoupment by year of expiration. During the year ended November 30, 2019, the Fund did not waive or recoup expenses. At November 30, 2019, there were no prior year amounts subject to potential recoupment.

Certain Trustees and Officers of the Trust/Fund are also Officers of the Adviser or Vigilant.

The Fund has engaged Vigilant Compliance, LLC (“Vigilant”) to provide compliance services including the appointment of the Fund’s Chief Compliance Officer. Effective October 1, 2015, the Fund pays Vigilant a monthly fee of $4,728 for net assets between $1.0 billion and $1.7 billion, $5,228 for net assets between $1.7 billion and $2.0 billion, $5,728 for net assets between $2.0 billion and $2.5 billion, and $6,000 for net assets above $2.5 billion with each rate subject to a 2% annual increase.

The Fund has entered into a Rule 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A shareholders pay Rule 12b-1 fees at the annual rate of 0.25% of average daily net assets. Class C shareholders pay Rule 12b-1 fees at the annual rate of 1.00% of average daily net assets. For the year ended November 30, 2019, 12b-1 distribution expenses of $194,609 and $444,095 were accrued by Class A and Class C shares, respectively. On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Fund’s distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

The Fund has engaged U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services (“Fund Services”) to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.10% of the first $75,000,000 of the Fund’s average daily net assets, 0.08% on the next $250,000,000 of average daily net assets and 0.05% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $64,000, imposed upon the Fund reaching certain asset levels.

Fund Services serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan. The Fund pays the transfer agent a $45,000 flat fee, imposed upon the Fund reaching certain asset levels, plus transaction and other out-of-pocket charges.

ANNUAL REPORT 2019   •   21

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.0075% of the first $250 million of market value and 0.0050% of the balance, with a minimum annual fee of $4,800, imposed upon Fund reaching certain asset levels, plus transaction and other out-of- pocket charges.

6.	Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740), it is more likely- than-not some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods, significant redemptions, and the associated risks that operating and capital loss carryforwards may expire unused.

At November 30, 2019, the Fund determined a valuation allowance was required.

Changes to the factors considered in assessing the Fund’s valuation allowance may result in the Fund revising its position as to the recoverability of its deferred tax assets which may result in a change to the valuation allowance at a later date and could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2019, are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$48,354,812
Capital loss carryforward (tax basis)	76,419,267
Other	28,459
Unrealized losses on investment securities (tax basis) – net	5,121,611
Total deferred tax assets	129,924,149
Valuation allowance	(129,924,149)
Net deferred tax asset	$ —

The net operating loss carryforward is available to offset future taxable income. The Fund has the following net operating loss and capital loss carryforward amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2015	$25,427,548	November 30, 2035
November 30, 2016	62,681,569	November 30, 2036
November 30, 2017	77,956,625	November 30, 2037
November 30, 2018	46,816,412	Indefinite
November 30, 2019*	—	Indefinite
Total Fiscal Year Ended Net Operating Loss	$212,882,154

* For the year ended November 30, 2019, the Fund estimated $24,160,774 of NOLs to be utilized.

Fiscal Year Ended Net Capital Loss	Amount	Expiration
November 30, 2015	$16,220,624	November 30, 2020
November 30, 2016	146,278,454	November 30, 2021
November 30, 2017	18,645,662	November 30, 2022
November 30, 2018	13,056,608	November 30, 2023
November 30, 2019	138,633,794	November 30, 2024
Total Fiscal Year Ended Net Capital Loss	$332,835,142

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For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The capital loss may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2020. The net operating loss prior to the Tax Cuts and Jobs Act (“TCJA”) can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2035. Any NOLs arising in tax years ending after December 31, 2017 will have an indefinite carry forward period. The TCJA also established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization. Any other future changes in federal income tax rates could have a material impact to the Fund.

Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gains (losses) on investments before taxes for the year ended November 30, 2019, as follows:

Total Tax Expense (Benefit)	Amount	Rate
Tax Expense (Benefit) at Statutory Rates	$(39,840,904)	(21.00)%
State Income Tax Expense (Benefit) (Net of Federal Benefit)	(3,718,666)	(1.96)%
Tax Expense (Benefit) on Permanent Items(1)	(2,067,931)	(1.09)%
Other	320,225	0.17%
Change in State Rate	316,934	0.17%
Change in Valuation Allowance	44,990,342	23.71%
Total Tax Expense (Benefit)	—	0.00%

(1)  Permanent Items are made up of dividends received deductions, non-deductible expenses from K-1s, and tax exempt income from K-1s.

At November 30, 2019, the Fund did not have a current tax expense or benefit due to the use of a valuation allowance.

At November 30, 2019, the tax cost basis of investments was $1,072,403,402 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 131,349,400
Gross unrealized depreciation	(155,824,722)
Net unrealized depreciation	$(24,475,322)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to timing differences of income recognition from the investments and wash sales on security transactions.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed or expected to be filed since inception of the Fund. No income tax returns are currently under examination. The tax years since 2016 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

7.	Investment Transactions

For the year ended November 30, 2019, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $807,638,264 and $833,167,261 (excluding short-term securities), respectively.

ANNUAL REPORT 2019   •   23

8.	Share Transactions

Transactions of shares of the Fund were as follows:

	Year Ended November 30, 2019		Year Ended November 30, 2018

Class A Shares	Amount	Shares	Amount	Shares
Sold	$16,308,566	2,389,575	$31,016,049	3,704,286
Dividends Reinvested	5,562,067	809,883	7,481,644	903,415
Redeemed	(37,124,308)	(5,462,695)	(70,472,662)	(8,646,596)
Decrease	$(15,253,675)	(2,263,237)	$(31,974,969)	(4,038,895)

	Year Ended November 30, 2019		Year Ended November 30, 2018

Class C Shares	Amount	Shares	Amount	Shares
Sold	$4,039,965	617,242	$11,038,303	1,350,614
Dividends Reinvested	3,626,108	545,947	4,312,733	537,311
Redeemed	(16,330,074)	(2,502,522)	(17,424,786)	(2,175,794)
Decrease	$(8,664,001)	(1,339,333)	$(2,073,750)	(287,869)

	Year Ended November 30, 2019		Year Ended November 30, 2018

Class I Shares	Amount	Shares	Amount	Shares
Sold	$743,222,753	106,443,839	$735,508,540	86,695,470
Dividends Reinvested	82,181,907	11,666,212	89,886,742	10,676,849
Redeemed	(803,430,285)	(117,890,158)	(813,154,640)	(97,981,478)
Net Increase/(decrease)	$21,974,375	219,893	$12,240,642	(609,159)

9.	New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately.

10.	Subsequent Events

The Fund has adopted standards which establish general standards of accounting for disclosure of events that occur after the Statement of Assets and Liabilities date, but before the financial statements are issued. The Fund has performed an evaluation of subsequent events through the date the financial statements were issued.

On January 21, 2020 the Fund declared a distribution payable of $0.1575 per share, to Class A shareholders, Class C shareholders, and Class I shareholders of record on January 17, 2020, and payable on January 22, 2020.

24  |  MainGate mlp fund

Report of Independent Registered
Public Accounting Firm

To the Shareholders of MainGate MLP Fund and
Board of Trustees of MainGate Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Maingate MLP Fund (the “Fund”), a series of MainGate Trust, as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 28, 2020

ANNUAL REPORT 2019   •   25

Trustees & Officers

November 30, 2019 | unaudited

Set forth below is information with respect to each of the Trustees and Officers of the Fund, including their principal occupation during the past five years. The business address of the Fund, its Trustees and Officers is 6075 Poplar Ave., Suite 720, Memphis, TN 38119.

Name and Age	Position(s) with Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Robert A. Reed Age: 53	Lead Independent Trustee since January 2011	President, CEO and founder, ABC Polymer Industries, LLC since 1994	1	Director, Oakworth Capital Bank since 2008; Director, Robert E. Reed Gastrointestinal Oncology Research Foundation, 2001-present; Member of the Young Presidents Organization International, 2010; Member, Society of International Business Fellows, 1999-present
Darrison N. Wharton Age: 48	Independent Trustee since January 2011	Vice President and Client Advocate, Willis Towers Watson/Willis of Tennessee, Inc. in Memphis, TN since 2005	1	Board member, Goodwill Club of the Boys and Girls Clubs of Greater Memphis since 2009; President, Phoenix Club, a non-profit group dedicated to raising money for the Boys and Girls Clubs of Greater Memphis from 2006-2007
David C. Burns, CPA Age: 58	Independent Trustee and Chairman of the Audit Committee since January 2011	Partner and cofounder, Cross Keys Capital, LLC since 2004; Managing Director and Principal, Sundial Group, LLC since April 2012	1	Board member, Ryan Taylor & Co. since 2002; Board member, The Haven since 2007; Board member, Mountainside Holdings since 2011
Marshall K. Gramm Age: 46	Independent Trustee since January 2011	Associate Professor of Economics, Rhodes College, 2006-present	1	None
Barry A. Samuels, CPA Age: 54	Independent Trustee since January 2011	Private investor, 2009 to present; Director-Private Wealth Management, Deutsche Bank, 2003 to 2009	1	None
Moss W. Davis Age: 57	Independent Trustee and Chairman of the Pricing Committee since January 2011	Principal, Collective Insights Consulting, 2018 to present; Managing Director and head of Atlanta, GA office, Midtown Consulting Group, 2012 to 2018; President and Founder, Fairview Consulting Group, 2008 to 2012; Vice President, Experient Group, Consulting and Staffing Firm, 2005 to 2008	1	None
Interested Trustees and Officers
Matthew G. Mead(1) Age: 52	Interested Trustee, President and Chief Executive Officer since January 2011	Principal, Chickasaw Capital Management, LLC since 2003; President, Chickasaw Securities	1	Director, Oakworth Capital Bank; Director, AGRI, Inc.
Geoffrey Mavar(1) Age: 57	Chairman of the Board, Interested Trustee, Treasurer and Chief Financial Officer since January 2011	Principal, Chickasaw Capital Management, LLC since 2003; Secretary, Chickasaw Securities	1	None
Gerard Scarpati Age: 64	Chief Compliance Officer since April 2013	Compliance Director, Vigilant Compliance, LLC , 2010 to present; Independent Consultant to the Securities Industry, 2004 to 2010	1	None
Salvatore Faia Age: 57	Assistant Compliance Officer since April 2013; Chief Compliance Officer from January 2011 to April 2013	President, Vigilant Compliance, LLC Chairman, ELP Growth and Income Mutual Fund since 2017; Director since 2005 President, RBB Fund, Inc. Mutual Fund since 2009	1	Trustee, EIP Growth & Income Fund

(1)	This person’s status as an “interested” Trustee arises from his affiliation with the Adviser.

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Additional Information | unaudited November 30, 2019

Trustee and Officer Compensation

The Fund does not compensate any of its trustees who are interested persons nor any of its officers. For the year ended November 30, 2019, the aggregate compensation paid by the Fund to the independent trustees was $96,000. The Fund did not pay any special compensation to any of its trustees or officers. The Fund’s Statement of Additional Information includes additional information about the trustees and is available on the Fund’s Web site at www.maingatefunds.com or the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; concentration risk; energy sector risk; commodities risk; MLP and other tax risks, such as deferred tax assets and liabilities risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the most recent 12-month period ended June 30 is available to shareholders without charge by visiting the SEC’s Web site at www.sec.gov.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019). The Fund’s Form N-Q or Part F of Form N-PORT and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q or Part F of Form N-PORT at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll- free at 855.MLP.FUND (855.657.3863) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

ANNUAL REPORT 2019   •   27

Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

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Fund Service Providers

November 30, 2019

Board of Trustees

Geoffrey P. Mavar*, Chairman of the Board
Robert A. Reed, Lead Independent Trustee
David C. Burns, Independent Trustee

Moss W. Davis, Independent Trustee
Marshall K. Gramm, Independent Trustee
Matthew G. Mead*, Interested Trustee
Barry A. Samuels, Independent Trustee
Darrison N. Wharton, Independent Trustee

Officers

Matthew G. Mead*, President and Chief Executive Officer
Geoffrey P. Mavar*, Treasurer and Chief Financial Officer
Gerard Scarpati, Chief Compliance Officer

Andrew E. Garrett*, Secretary

Investment Adviser

Chickasaw Capital Management, LLC

6075 Poplar Avenue, Suite 720, Memphis, TN 38119

Distributor

Quasar Distributors, LLC

615 East Michigan Street, Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202

Administrator

U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services

811 East Wisconsin Avenue, 8th Floor, Milwaukee, WI 53202

Legal Counsel

Bryan Cave Leighton Paisner LLP

One Metropolitan Square, St. Louis, MO 63102

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800, Cleveland, OH 44115

*Employed by Chickasaw Capital Management, LLC.

ANNUAL REPORT 2019  •  29

Notes

 30  |  MainGate mlp fund

MAINGATE
MLP FUND

Access to MLPs with the convenience of a Mutual Fund

For customer service and Fund transactions... 855.657.3863

For news, research and more Fund information... maingatefunds.com

Mutual fund investing involves risk. Principal loss is possible.

Must be preceded or accompanied by a prospectus.

BACK COVER | NOT PART OF REPORT

Quasar Distributors, LLC, distributor.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-657-3863.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. David Burns is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2019	FYE 11/30/2018
Audit Fees	$31,400	$31,650
Audit-Related Fees	None	None
Tax Fees	20,500	20,500
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2019	FYE 11/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2019	FYE 11/30/2018
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Executive Officer and Treasurer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 7, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  MainGate Trust

By (Signature and Title) /s/ Matthew G. Mead
Matthew G. Mead, President & Chief Executive Officer

Date          2/4/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Matthew G. Mead
Matthew G. Mead, President & Chief Executive Officer

Date       2/4/2020

By (Signature and Title)  /s/ Geoffrey P. Mavar
Geoffrey P. Mavar, Treasurer & Chief Financial Officer

Date      2/4/2020